SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        INDEPENDENCE COMMUNITY BANK CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

             [INDEPENDENCE COMMUNITY BANK CORP. LOGO & LETTERHEAD]





                                                                  April 10, 2002


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Independence Community Bank Corp. The meeting will be held at the New York Marriott Brooklyn, located at 333 Adams Street, Brooklyn, New York, on Thursday, May 23, 2002 at 9:30 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. You may vote your shares by telephone or the Internet using the instructions on the enclosed proxy card (if these options are available to you) OR by marking, signing, dating and promptly returning your proxy card in the postage-paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

         For the reasons set forth in the Proxy Statement, the Board recommends that you vote "FOR" each matter to be considered at the Annual Meeting.

         Your continued support of and interest in Independence Community Bank Corp. is sincerely appreciated.

                                                     Sincerely,




         /s/ Charles J. Hamm              /s/ Alan H. Fishman
         -------------------              ----------------------
         Charles J.  Hamm                 Alan H. Fishman
         Chairman of the Board            President and Chief Executive Officer

                        INDEPENDENCE COMMUNITY BANK CORP.
                               195 Montague Street
                            Brooklyn, New York 11201
                                 (718) 722-5300

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 23, 2002

                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Independence Community Bank Corp. (the "Company") will be held at the New York Marriott Brooklyn, located at 333 Adams Street, Brooklyn, New York, on Thursday, May 23, 2002 at 9:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect five directors for a three-year term or until their successors are elected and qualified;

         (2)      To adopt the 2002 Stock Incentive Plan;

         (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 29, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                         By Order of the Board of Directors,


                                         /s/ John K. Schnock
                                         --------------------
                                         John K.  Schnock
                                         Corporate Secretary

Brooklyn, New York
April 10, 2002

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY ALSO VOTE BY TELEPHONE OR BY THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED TO YOU. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                        INDEPENDENCE COMMUNITY BANK CORP.



                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2002


         This Proxy Statement is being furnished to holders of common stock, $.01 par value per share (the "Common Stock"), of Independence Community Bank Corp. (the "Company"), the Delaware-chartered thrift holding company for Independence Community Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the New York Marriott Brooklyn, located at 333 Adams Street, Brooklyn, New York, on Thursday, May 23, 2002 at 9:30 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 10, 2002.

         Your vote is important. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Stockholders may vote by using a toll-free telephone number or the Internet or by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone and Internet voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 12 midnight, Eastern Time, on May 22, 2002.

         The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (mailed to the attention of John K. Schnock, Senior Vice President, Secretary and Counsel, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201); (ii) filing a later dated proxy (using a proxy card or the telephone or Internet voting procedure); or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting of stockholders.


                                     VOTING

         Only stockholders of record of the Company at the close of business on March 29, 2002 (the "Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 57,746,976 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

         The affirmative vote of a majority of the total votes present in person or by proxy at the Annual Meeting is required to adopt the 2002 Stock Incentive Plan and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. Shares which are voted as abstaining on the adoption of the 2002 Stock Incentive Plan and the ratification of the appointment of Ernst & Young, LLP will be treated as shares present and entitled to vote that were not cast in favor of such proposals, and thus will be counted as votes against such proposals. Under the rules of the New York Stock Exchange, the proposals for the election of directors, to adopt the 2002 Stock Incentive Plan and to ratify the selection of Ernst & Young LLP are considered to be "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         By resolution of the Board of Directors, the Company presently is authorized to have 17 directors. The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serves as a director of the Company. In March 2001, Alan H. Fishman was appointed President and Chief Executive Officer and a director of the Company. In connection with the appointment of Mr. Fishman, Charles J. Hamm resigned as President and Chief Executive Officer of the Company. Mr. Hamm continues to serve as Chairman of the Board of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.


                            Nominees for Director for Three-Year Term Expiring in 2005


                                                           Principal Occupation During                      Director
           Name             Age(1)                             the Past Five Years                          Since(2)
--------------------------  ---------     -----------------------------------------------------------     -----------

Willard N. Archie                58        Director;   retired;   certified  public   accountant  and  Chief     1994
                                           Executive  Officer and Managing Partner of Mitchell & Titus, LLP,
                                           New York, New York, an accounting and management consulting firm, from January 1998 to December  2000;  Vice  Chairman and Managing
                                           Partner from 1986 to December 1997.  Director of Security  Mutual
                                           Life Insurance.
Donald H. Elliott                69        Director;  Partner  with the law firm of  Hollyer  Brady  Smith &     1973
                                           Hines LLP, New York,  New York,  since 1998,  and of counsel from
                                           September  1995 to 1998;  previously,  partner  with  Mudge  Rose
                                           Guthrie  Alexander  & Ferdon LLP from 1991 to 1995.  Director  of
                                           KeySpan Corporation.
Donald M. Karp                   65        Vice  Chairman  of the  Board;  previously,  Chairman  and  Chief     1999
                                           Executive Officer of Broad National  Bancorporation,  Newark, New
                                           Jersey, from 1991 to 1999 prior to its merger with the Company in
                                           July 1999.
Janine Luke                      63        Director; Director of Windrove Service Corporation, New York, New     1976
                                           York,  an investment  advisory  firm,  since 1996;  sole owner of
                                           Shephard  Management  Corp.,  New York,  New York,  an investment advisory firm, since 1978.
Malcolm MacKay                   61        Director; Managing Director of Russell Reynolds Associates, Inc.,     1977
                                           New York,  New York,  an executive  placement  firm,  since 1989.
                                           Director  of Empire  Fidelity  Life and  Annuity  Corporation,  a
                                           subsidiary of Fidelity Investment Co.


  The Board of Directors recommends that you vote FOR election of the nominees for director.


         Members of the Board of Directors Continuing in Office


Directors Whose Terms Expire in 2003


                                                            Principal Occupation During                     Director
            Name              Age(1)                            the Past Five Years                         Since(2)
--------------------------    ---------    -----------------------------------------------------------    -----------

Chaim Y. Edelstein                 59      Director;  Chairman,  7th Online,  Inc.; formerly Chairman of the     1991
                                           Board of Hills  Stores,  Inc.  from 1995 to 1998 and Chairman and
                                           Chief  Executive   Officer  of  the  A&S  division  of  Federated
                                           Department Stores from 1984 to 1994.
Alan H. Fishman                    56      Director;  President and Chief  Executive  Officer of the Company     2001
                                           and the Bank since March 2001;  previously,  President  and Chief
                                           Executive Officer of ContiFinancial Corporation from July 1999 to
                                           December  2000  and  Managing   Partner  of  Columbia   Financial
                                           Partners,  L.P.  from 1992 to March  2001.  Director  of  KeySpan
                                           Corporation and Affinity Technology Group, Inc.
Donald E. Kolowsky                 69      Director;   retired;  formerly,   President  of  Pfizer  Chemical
                                           Division from 1987 to 1991.                                           1989
Joseph S. Morgano                  70      Director;  retired;  formerly,  Executive  Vice  President of the
                                           Company and President - Commercial  Real Estate Lending  Division     1996
                                           of the Bank from 1993  until  March 30,  2001;  served in various positions in the mortgage  lending area after joining the Bank in
                                           1972.
Wesley D. Ratcliff                 59      Director;  President  and Chief  Executive  Officer since 1993 of
                                           Advanced  Technological  Solutions  South,  Inc., an  electronics     1994
                                           service provider located in Dallas, Texas.
Victor M. Richel                   63      Vice Chairman of the Board; previously,  Chairman,  President and
                                           Chief  Executive  Officer of Statewide  Financial  Corp.,  Jersey     2000
                                           City, New Jersey,  from 1995 to 2000 prior to its merger with the
                                           Company in January 2000.


Directors Whose Terms Expire in 2004


                                                           Principal Occupation During                      Director
Name                        Age(1)                             the Past Five Years                          Since(2)
--------------------------- ---------     ---------------------------------------------------------      -----------

Robert B.  Catell                65        Director;   Chairman  and  Chief  Executive  Officer  of  KeySpan     1984
                                           Corporation,  Brooklyn, New York, since August 1998; Chairman and
                                           Chief Executive  Officer of Brooklyn Union,  Brooklyn,  New York,
                                           since May 1996 and  President  and Chief  Executive  Officer from
                                           1991 to May 1996. Director of KeySpan Corporation and the Houston
                                           Exploration Company.
Rohit M.  Desai                  63        Director;  Chairman and  President of Desai  Capital  Management,     1992
                                           Inc., New York, New York.  Director of the Rouse Company,  Finley
                                           Enterprises, Inc. and Sitel Corporation.
Robert W. Gelfman                70        Director;  senior  counsel  with the law firm of Paul,  Hastings,
                                           Janofsky & Walker, New York, New York since July 2000; of counsel     1988
                                           with the law firm of Battle Fowler LLP, New York, New York,  from
                                           August 1999 to July 2000;  partner of Battle Fowler LLP from 1974 to August 1999.
Charles J. Hamm                  64        Chairman of the Board;  served as Chairman,  President  and Chief
                                           Executive  Officer  of the  Company  and the Bank from 1996 until     1975
                                           March 2001; President and Chief Executive Officer since 1986.
Scott M. Hand                    59        Director;  Deputy  Chairman and Chief  Executive  Officer of INCO
                                           Limited,  a mining and metals company  headquartered  in Ontario,
                                           Canada  since April 2001;  formerly  President  of INCO  Limited.     1987
                                           Director of P.T. International Nickel Indonesia Tbk.
Maria Fiorini Ramirez            54        Director;  Chief Executive Officer,  Maria Fiorini Ramirez, Inc.,     2000
                                           New York,  New York, a global  economic  consulting  firm,  since
                                           1992.

--------------------

(1)  As of March 29, 2002.

(2)  Includes service as director of the Bank.

Stockholder Nominations

         Article IV, Section 4.15 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. However, in connection with the change of the Company's fiscal year-end from March 31 to December 31 starting December 31, 2001, the Company amended its bylaws to change the deadline for submitting stockholder nominations for the 2002 Annual Meeting to December 31, 2001. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any stockholder nomination with respect to this Annual Meeting must have been delivered or received no later than the close of business on December 31, 2001. No such nominations by stockholders were received.

Board of Directors Meetings and Committees of the Company and the Bank

         Regular meetings of the Board of Directors of the Company are held monthly. The Board may have additional special meetings. During the year ended December 31, 2001, the Board of Directors of the Company met 14 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during 2001 or such lesser period during the year that the director served. The Company has established various committees including an Executive Committee, an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee.

         Audit Committee. The Audit Committee of the Company recommends independent auditors to the Board annually, reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors, reviews the Company's system of internal control with management and such independent auditors, receives periodic reports from the internal auditors and reviews regulatory examination reports. The Audit Committee, which is chaired by Mr. Desai and is comprised of Messrs. Archie, Catell, Gelfman, Hand and Kolowsky and Ms. Luke, met five times during 2001. In May 2000, the Board adopted an Audit Committee Charter ("Charter"). On June 4, 2001, the Audit Committee amended the Charter. The amended Charter was included as part of the Company's Proxy Statement for the Annual Meeting of Stockholders held in July 2001.

         Compensation Committee. The Compensation Committee of the Company, which is chaired by Mr. Hand, reviews and recommends compensation and benefits for the Company's executive employees. The standing Compensation Committee consists of Messrs. Elliott, Hamm, Hand, Karp and MacKay and Ms. Ramirez. The Compensation Committee met five times during 2001.

         Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee of the Company nominates individuals for director of the Company and monitors and makes recommendations to the Board on matters of Board policies and practices. The Corporate Governance and Nominating Committee is chaired by Mr. Catell and is comprised of Messrs. Ratcliff, Edelstein and Hand and Ms. Ramirez. Each member is a non- employee director. The Corporate Governance and Nominating Committee was established in January 2002.

         The Board of Directors of the Bank meets on a monthly basis and may have additional special meetings. During the year ended December 31, 2001, the Board of Directors of the Bank met 14 times. The Board of Directors of the Bank has established eight committees, including an Executive Committee, Compensation Committee, Investment Committee and an Examining Committee. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during 2001 or such lesser period during the year that the director served.

Report of the Audit Committee

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and the Company's internal controls and financial reporting procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion as to their conformity with generally accepted accounting principles.

         The Audit Committee is composed of directors all of whom are independent as defined by The Nasdaq Stock Market, Inc. listing standards. The Audit Committee is governed by the Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors.

         The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. In addition, in compliance with applicable provisions of the Charter, the Committee has considered whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

         Based on the review and discussions referred to above in this report and the limitations on the role and responsibility of the Audit Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Stockholders, which financial statements will be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission (the "SEC"). The Audit Committee also recommended the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2002.


                               The Audit Committee


              Rohit M. Desai, Chairman            Scott M. Hand
              Willard N. Archie                   Donald E. Kolowsky
              Robert B. Catell                    Janine Luke
              Robert W. Gelfman



Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupations during the last five years for the nine senior executive officers of the Company and the Bank who do not serve as directors of the Company. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.



                                                                       Principal Occupation During
               Name                    Age(1)                              the Past Five Years
---------------------------         ---------    ---------------------------------------------------------

Frank W. Baier                           36        Certified Public Accountant;  Senior Vice President and Treasurer
                                                   of the Bank since June 1, 2001;  previously  with  ContiFinancial
                                                   Corporation in various capacities including Senior Vice President and  Chief  Financial  Officer  from 1999  until  May 2001,  Vice
                                                   President  and  Treasurer  from  1997  until  1999 and  Director,
                                                   Corporate Finance from 1996 until 1997.

John A. Dorman                           63        Executive Vice  President-Business  Banking  Division of the Bank
                                                   since  August  1999;  previously,  President  of  Broad  National
                                                   Bancorporation  from 1992 to 1999  prior to its  merger  with the
                                                   Company in July 1999.




                                                                       Principal Occupation During
               Name                    Age(1)                              the Past Five Years
---------------------------         ---------    ---------------------------------------------------------




Gary M. Honstedt                         52        Executive  Vice  President  -  Commercial   Real  Estate  Lending
                                                   Division of the Bank since March  2001;  previously,  Senior Vice
                                                   President -  Commercial  Real Estate  Lending  from April 1996 to
                                                   March 2001; joined the Bank in 1986.

Harold A. McCleery                       54        Executive Vice President - Chief Credit Officer of the Bank since
                                                   May 2001;  previously,  served as Executive  Vice  President  and
                                                   Chief Credit  Officer of Bank  Austria U.S.  from July 2000 until
                                                   May 2001;  prior thereto  served as Executive  Vice  President of
                                                   First Union  National Bank (and its  predecessor,  First Fidelity
                                                   Bank, Newark, New Jersey) from 1996 until July 2000.

Terence J. Mitchell                      49        Executive Vice President - Consumer  Banking Division of the Bank
                                                   since April 1999;  Executive  Vice President - Director of Retail
                                                   Banking from July 1998 to March 1999; previously,  Executive Vice
                                                   President - Director of Marketing and Retail Banking;  joined the
                                                   Bank in 1974.

Frank S. Muzio                           49        Certified Public Accountant; Senior Vice President and Controller
                                                   of the Bank since April 1998; previously, Senior Vice President -
                                                   Planning and Analysis of Dime  Bancorp,  Inc.  subsequent  to its merger with Anchor  Bancorp,  Inc. in January  1995 and served as
                                                   Senior Vice President and Controller of Anchor Bancorp, Inc. from
                                                   1993 to 1995.

John K. Schnock                          58        Senior Vice  President,  Secretary  and Counsel of the Bank since
                                                   1996;  previously,  First Vice President,  Secretary and Counsel;
                                                   joined the Bank in 1972.

John B. Zurell                           59        Certified  Public  Accountant;  Executive  Vice President - Chief
                                                   Financial  Officer  since July 1997;  Executive  Vice  President-
                                                   Financial Systems and Director of Commercial and Consumer Lending
                                                   for the Bank from 1994 until July 1997; joined the Bank in 1972.





--------------------

(1) As of March 29, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the SEC and The Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who beneficially owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the fiscal year ended December 31, 2001, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act, except for Mr. Morgano who failed to file a Form 4 in connection with the reporting of three sale transactions of shares of Common Stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) each person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                          Amount and Nature
                 Name of Beneficial                         of Beneficial                      Percent of
                 Owner or Number of                        Ownership as of                       Common
                  Persons in Group                        March 29, 2002 (1)                      Stock
------------------------------------------------------------------------------------------------------------------------------------

Independence Community Bank Corp. Employee
   Stock Ownership Plan Trust
   195 Montague Street
   Brooklyn, New York 11201                                 5,518,314(2)                          9.6%
Private Capital Management, Inc.
   3003 Tamiami Trail North
   Naples, Florida 34103                                    4,484,280(3)                          7.8%

Directors:
   Willard N. Archie                                          178,455(4)(5)(6)                     *
   Robert B. Catell                                           200,490(4)(5)(7)                     *
   Rohit M. Desai                                             196,495(4)(5)(7)                     *
   Chaim Y. Edelstein                                         196,139(5)(7)(8)                     *
   Donald H. Elliott                                          180,424(4)(5)(7)                     *
   Alan H. Fishman                                            275,000(9)(10)                       *
   Robert W. Gelfman                                          198,783(4)(5)(7)(11)                 *
   Charles J. Hamm                                          1,451,547(9)(10)                      2.5%
   Scott M. Hand                                              155,428(5)(7)                        *
   Donald M. Karp                                            816,586(13)                          1.4%
   Donald E. Kolowsky                                         222,275(4)(5)(7)                     *
   Janine Luke                                                196,995(4)(5)(7)                     *
   Malcolm MacKay                                             153,089(4)(5)(7)                     *
   Joseph S. Morgano                                          611,162(9)(10)(12)(14)              1.1%
   Maria Fiorini Ramirez                                        4,437(4)(15)                       *
   Wesley D. Ratcliff                                         170,540(4)(5)(16)                    *
   Victor M. Richel                                           31,279(14)                           *

Other Senior Executive Officers:
   John A. Dorman                                             201,078(12)(17)                      *
    Frank S. Muzio                                             27,421(9)(12)(14)(18)(19)           *
   Terence J. Mitchell                                        200,243(9)(12)(14)(18)               *
   John B. Zurell                                             367,391(9)(12)(14)(18)               *
All directors and executive officers as a group
   (25 persons)                                             6,324,337(20)                        10.4%



--------------------
*  Represents less than 1% of the outstanding shares of Common Stock.

                                               (Footnotes on the following page)

--------------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals or entities. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he, she or it directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Independence Community Bank Corp. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Independence Community Bank Corp. Employee Stock Ownership Plan ("ESOP"). RSGroup Trust Company is the trustee ("Trustee") of the Trust. As of the Voting Record Date, 1,012,018 of the shares held by the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) This information is based on a Schedule 13G filed with the SEC for the year ended December 31, 2001.

(4) Includes with respect to Messrs. Archie, Catell, Desai, Elliott, Gelfman, Kolowsky, MacKay and Ratcliff and Mmes. Luke and Ramirez, 3,315, 564, 1,124, 16,490, 1,124, 2,904, 1,124, 1,203, 1,124 and 2,137
         shares, respectively, representing deferred directors' fees held by the Independence Community Bank Corp. Deferred Compensation Plan (the
         "Deferred Compensation Plan"). Each director named above disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interest therein.

(5) Includes with respect to Messrs. Archie, Catell, Desai, Edelstein, Elliott, Gelfman, Kolowsky, MacKay and Ratcliff and Mrs. Luke, 30,724 shares allocated to each individual pursuant to grants made under the 1998 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") but which have not vested. Messrs. Archie, Catell, Desai, Elliott, Gelfman, Hand, Kolowsky and Ratcliff and Mrs. Luke deferred receipt of 23,111, 48,430, 48,430, 11,875, 48,430, 24,211, 48,430,
         31,525 and 48,430 shares, respectively, previously allocated to them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares are held in the Deferred Compensation Plan.

(6) Includes 105,217 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(7) Includes 115,217 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(8) Includes 1,000 shares owned by Mr. Edelstein's minor child. Mr. Edelstein disclaims beneficial ownership with respect to the 1,000 shares owned by his minor child.

(9) Includes with respect to Messrs. Fishman, Hamm, Morgano, Mitchell, Muzio and Zurell, 60,000, 822,429, 322,465, 91,232, 13,000 and 211,232
         shares respectively, subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

                                      (Footnotes continue on the following page)

--------------------

(10) Includes 160,000, 225,315 and 112,657 shares held in the Recognition Plan for Messrs. Fishman, Hamm and Morgano, respectively, which are contingent upon the achievement of certain performance goals established pursuant to the terms of the Recognition Plan. Until such performance goals are satisfied and the shares vest, such shares are voted by the trustees of the Recognition Plan. Messrs. Fishman, Hamm and Morgano deferred receipt of 40,000, 355,158 and 118,596 shares, respectively, previously allocated to each of them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares as held in the Deferred Compensation Plan.

(11) Includes 288 shares owned by Mr. Gelfman's spouse. Mr. Gelfman disclaims beneficial ownership with respect to the 288 shares owned by his spouse.

(12) Includes with respect to Messrs. Hamm, Morgano, Dorman, Mitchell, Muzio and Zurell, 8,286, 7,875, 3,068, 8,311, 3,527, 8,286 shares, respectively, held in the ESOP which have been allocated to such persons and includes shares contributed by the Company on their behalf based on their contributions to the Independence Community Bank 401(k) Savings Plan in RSI Retirement Trust (the "401(k) Plan").

(13) Includes 303,223 shares held in various trusts of which Mr. Karp's spouse is the trustee, 40,525 shares owned by Mr. Karp's spouse, 67 shares owned by a company of which Mr. Karp is a director, 23,113 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date and 78,097 shares held in various trusts of which Mr. Karp or his spouse is the trustee.

(14) Includes with respect to Messrs. Morgano, Richel, Mitchell, Muzio and Zurell 15,830, 9,469, 4,485, 881and 2,755 shares, respectively, held in the 401(k) Plan. Does not include any shares contributed to the 401(k) plan on their behalf by the Company and held in the ESOP. See Footnote 12 above.

(15) Includes 300 shares owned by Ms. Ramirez's spouse and 2,000 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

(16) Includes 90,000 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Records Date.

(17) Includes 73,950 shares owned jointly with Mr. Dorman's spouse, 74,474 shares owned by Mr. Dorman's spouse, 45,337 shares subject to stock options which are currently or will first become exercisable within 60 days of the Voting Record Date and 4,249 shares held in the Deferred Compensation Plan. Mr. Dorman disclaims beneficial ownership with respect to the 74,474 shares owned by his spouse and the 4,249 shares held in the Deferred Compensation Plan except to the extent of his personal pecuniary interests therein.

(18) Includes with respect to each of Messrs. Mitchell, Muzio and Zurell 56,329, 4,000 and 56,329 shares, respectively, held in the Recognition Plan which have been allocated to such persons but which have not yet vested. Messrs. Mitchell and Zurell deferred receipt of 39,886 and 88,789 shares, respectively, previously allocated to them pursuant to the Recognition Plan and each of them disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interests therein. Such deferred shares are held in the Deferred Compensation Plan.

(19)     Includes 3,513 shares owned jointly with Mr. Muzio's spouse.

(20) Includes 1,014,034 shares held by the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 57,920 shares allocated to executive officers pursuant to the ESOP and 2,958,595 shares which may be acquired by directors and executive officers upon the exercise of stock options which are currently or will first become exercisable within 60 days of the Voting Record Date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the periods presented to the President and Chief Executive Officer of the Bank and the four other most highly compensated officers of the Bank (the "named executive officers"). The table also includes one person who served during the year as an executive officer but who was not an executive officer as of December 31, 2001. The Bank changed its fiscal year from March 31 to December 31 in September 2001. Accordingly, amounts for the fiscal years ending March 31, 2001, 2000 and 1999 have been restated to be consistent with the fiscal year ending December 31, 2001. The named executive officers, each of whom also serves as an executive officer of the Company, do not receive any separate compensation from the Company.

                                             Annual Compensation                 Long Term Compensation
                                      ---------------------------------          ----------------------
                                                                                   Awards           Payouts
                                                                                   ------           -------
                                                                         -----------------------------------
                                                           Other Annual               Securities
      Name and                                             Compensation  Restricted   Underlying     LTIP      All Other
 Principal Position     Fiscal Year   Salary(1)  Bonus(2)       (3)       Stock(4)    Options(5)    Payouts  Compensation(6)
 ---------------------------------------------------------------------------------------------------------------------------
Alan H. Fishman            2001       $403,851        - -       - -      $3,375,000     300,000       - -           - -
   President and Chief
   Executive Officer(7)
Charles J. Hamm            2001       $366,835   $127,712       - -          - -          - -         - -       $41,625
   Chairman(7)             2000        545,012    103,002       - -          - -          - -         - -        30,393
                           1999        545,008    125,352       - -          - -          - -         - -        26,625
John B.  Zurell            2001       $233,384    $51,285       - -          - -          - -         - -       $41,625
   Executive Vice          2000        225,923     43,800       - -          - -          - -         - -        30,393
   President - Chief       1999        217,461     46,502       - -          - -          - -         - -        26,625
   Financial Officer
Terence J.  Mitchell       2001       $227,692    $49,199       - -          - -          - -         - -       $41,701
   Executive Vice          2000        215,384     40,000       - -          - -          - -         - -        30,457
   President-              1999        198,461     42,274       - -          - -          - -         - -        26,688
   Consumer Banking
John A. Dorman             2001       $215,384    $43,432       - -          - -          - -         - -       $25,992
   Executive Vice          2000        197,692     25,333       - -          - -          - -         - -        18,679
   President -             1999         80,385        - -       - -          - -          - -         - -         9,038
   Business Banking
Frank S. Muzio             2001       $168,153    $36,348       - -          - -         5,000        - -       $27,212
 Senior Vice               2000        159,692     30,400       - -          - -          - -         - -        17,786
 President                 1999        150,922     32,262       - -          - -          - -         - -        15,450
  and Controller
=============================================================================================================================

                                               (Footnotes on the following page)

--------------------

(1) Does not include amounts deferred by an officer in prior years (and previously reported) and received by such officer in the current fiscal year.

(2) Does not include amounts paid in February 2002 pursuant to the 2001 Executive Plan to Messrs. Fishman, Hamm, Zurell, Mitchell, Dorman and Muzio of $464,940, $281,551, $136,305, $133,405, $127,605 and $59,045,
         respectively.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Represents the grant in March 2001 of 200,000 shares of restricted Common Stock to Mr. Fishman pursuant to the Recognition Plan which was deemed to have the indicated value at the date of grant, and which had a fair market value at December 31, 2001 with respect to the unvested portion of the grant of $4,552,000. Dividends paid on the restricted Common Stock are held in the Recognition Plan and paid to the recipient when the restricted Common Stock vests. Mr. Fishman must achieve certain performance goals, as defined in the Recognition Plan, in order for his shares to be distributed and/or vested. Assuming such goals are achieved, the award will vest at 20% per year from the date of grant.

(5) Consists of stock options awarded in March 2001 to Mr. Fishman and in April 2001 to Mr. Muzio pursuant to the Company's 1998 Stock Option Plan (the "Option Plan"). The options vest 20% per year starting on the first anniversary of date of grant.

(6) Consists of amounts allocated on behalf of Messrs. Hamm, Zurell, Mitchell, Dorman and Muzio pursuant to the ESOP and the 401(k) Plan.

(7) Mr. Fishman was appointed President and Chief Executive Officer on March 12, 2001. Concurrently with Mr. Fishman's appointment, Mr. Hamm resigned as President and Chief Executive Officer.

Stock Options

         The following table sets forth certain information concerning the only grant of stock options during the fiscal year ended December 31, 2001 (April 1, 2001 to December 31, 2001) to a named executive officer.


                                          Option Grants in Last Fiscal Year



                           Options       % of Total Options Granted      Exercise                           Fair Value of
         Name            Granted (1)            to Employees             Price (2)      Expiration Date      Options (3)
---------------------- ---------------  ---------------------------- ---------------- ------------------- -------------------
Frank S. Muzio              5,000                     1.7%               $18.27            4/27/11             $29,882
====================== ===============  ============================ ================ =================== ===================

--------------------

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.

(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) The fair value of the options granted was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk-free interest rate was assumed to be 5.13%, the expected life of the options to be six years, the expected volatility to be 30.23% and the dividend yield to be 1.75% per share.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2001 (April 1, 2001 to December 31, 2001) and options held at December 31, 2001.


                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND YEAR END OPTION VALUES

                           Shares                                     Number of                     Value of Unexercised
                        Acquired on         Value                    Unexercised                         Options at
        Name              Exercise         Realized              Options at Year End                     Year End(1)
        ----              --------         --------        -------------------------------     ------------------------------
                                                           Exercisable       Unexercisable     Exercisable      Unexercisable
                                                           -----------       -------------     -----------      -------------
Alan H. Fishman              --               --                --              300,000      $        --         $1,765,500
Charles J. Hamm            22,500          $210,319           822,429           563,289        7,769,898          5,321,673
John B. Zurell               --               --              211,232           140,822        1,995,614          1,330,416
Terence J. Mitchell          --               --              211,232           140,822        1,995,614          1,330,416
John A. Dorman               --               --               45,337              --            608,846              --
Frank S. Muzio               --               --               13,000            17,000          124,880            202,817
=====================  ==============  ================  ================  ================= ================ ==================

--------------------

(1) Based on a per share market price of $22.76 at December 31, 2001. Except for the 300,000 options granted to Mr. Fishman in March 2001, the 5,000 options granted to Mr. Muzio during the fiscal year ended December 31, 2001 and the 45,337 options held by Mr. Dorman, the exercise price of all options reflected in table is $13.3125.

Severance Agreements

         The Company and the Bank (collectively, the "Employers") entered into Change in Control Agreements with Messrs. Hamm, Mitchell, Zurell and Dorman (as well as certain other executive officers) (including Mr. Fishman, the "Executives") in November 1998, except with respect to Mr. Dorman whose agreement was entered into in July 1999 (and amended in November 2000) in connection with the acquisition of Broad National Bancorporation. The Company and the Bank entered into a Change in Control Agreement with Mr. Fishman in June 2001 (collectively, the

"Agreements"). The Agreements have terms of three years, which terms shall be extended each year for a successive, additional one-year period upon approval by the Board of Directors unless either the Board of Directors or the Executive elects in writing, not less than 30 days prior to the annual anniversary date, not to extend the term.

         The Agreements provide that if certain adverse actions are taken with respect to the Executive's employment following a change in control, as defined, of the Company or the Bank, the Executive will be entitled to a cash severance payment equal to three times the Executive's annual compensation. In addition, the Executive will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until he obtains full-time employment with another employer, whichever occurs first.

         A change in control generally is defined in the Agreements to include any change in control of the Company or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Each Agreement provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the Executive would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to an Executive under the Agreements.

         Although the above-described Agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar agreements with other officers in the future.

         The Company also adopted during fiscal 1999 a severance plan which covers certain officers who are not otherwise covered by Agreements. Such plan provides certain severance benefits to participants whose employment is terminated or whose job responsibilities are substantially reduced in connection with or subsequent to a change in control of the Company. The severance plan uses the same definition of change in control as the Agreements.

Directors' Compensation

         Members of the Bank's Board of Directors receive $1,500 per meeting attended of the Board, $1000 per meeting attended of the Executive Committee and $850 per meeting attended of all other committees, except for Mr. Fishman who does not receive any fees. Board fees are subject to periodic adjustment by the Board of Directors. In addition, non-employee directors receive an annual retainer of $20,000. Pursuant to the Directors' Fee Plan, non- employee directors will receive their annual retainer in shares of Common Stock. With respect to the annual retainer for the fiscal year starting April 1, 2001, non-employee directors received 1,110 shares of Common Stock in lieu of cash. In addition to fees paid to directors for Board and committee meetings, non-employee directors of the Company at the time of the adoption of the Option Plan and the Recognition Plan participated in such plans. Stock option grants and restricted stock awards were issued to non-employee directors in September 1998 subsequent to stockholder approval of the Option Plan and the Recognition Plan.

         In connection with the acquisition of Broad National Bancorporation, the Company entered into a five-year consulting agreement with Mr. Karp. Mr. Karp receives $75,000 per year plus certain fringe benefits under the terms of the consulting agreement with the Company. The consulting agreement terminates in August 2004. In addition, in connection with the acquisition of Statewide Financial Corp., the Company entered into a five-year consulting agreement with Mr. Richel. Mr. Richel receives $125,000 per annum plus certain fringe benefits under the terms of the consulting agreement with the Company. The consulting agreement terminates in January 2005. Mr. Richel also received fees as a member of the advisory board of the Bank formed in connection with the acquisition of Statewide Financial Corp. through the end of 2001.

Benefits

         Retirement Plan. The Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees who had attained at least the age of 21 and who had completed at least one hour of service as of July 31, 2000 are eligible to participate in the Retirement Plan. The Retirement Plan was amended in June 2000 to cease admission of any new participants after July 31, 2000. The Retirement Plan provides for a benefit for each participant, including the eligible named executive officers, equal to 2% of the participant's final average compensation as of July 31, 2000 (average W-2 compensation during the highest 60 consecutive months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years) for service up to and including July 31, 2000 and 1% of the participant's final average compensation multiplied by the participant's years (and any fraction thereof) of eligible employment on or after August 1, 2000. A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

         The following table illustrates the maximum annual benefit payable upon retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the Supplemental Executive Retirement Plan ("SERP") (discussed below) maintained by the Bank.


                                      Years of Service(1)(2)
     Remuneration (3)(4)       15          20            25            30
--------------------------------------------------------------------------------

       $125,000 . . . .     $ 37,500    $ 50,000      $ 62,500      $75,000
        150,000 . . . .       45,000      60,000        75,000       90,000
        175,000 . . . .       52,500      70,000        87,500      105,000
        200,000 . . . .       60,000      80,000       100,000      120,000
        225,000 . . . .       67,500      90,000       112,500      135,000
        250,000 . . . .       75,000     100,000       125,000      150,000
        300,000 . . . .       90,000     120,000       150,000      180,000
        400,000 . . . .      120,000     160,000       200,000      240,000
        450,000 . . . .      135,000     180,000       225,000      270,000
        500,000 . . . .      150,000     200,000       250,000      300,000
        600,000 . . . .      180,000     240,000       300,000      360,000
        700,000 . . . .      210,000     280,000       350,000      420,000
        800,000 . . . .      240,000     320,000       400,000      480,000
        900,000 . . . .      270,000     360,000       450,000      540,000

--------------------

(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits; there are no other offsets to benefits. The amounts reflect the maximum benefit; the benefit amounts payable could be less if based in whole or in part on service after August 1, 2000.

(2)      The maximum years of service credited for benefit purposes is 30 years.

(3) The average annual final compensation for computing benefits under the Retirement Plan cannot exceed $200,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP.

(4) For the fiscal year of the Retirement Plan beginning on January 1, 2002, the maximum annual benefit payable under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions).

         The following table sets forth the years of credited service and the average annual compensation (as defined above) determined as December 31, 2001 for each of the named executive officers other than Mr. Fishman who is not a participant in the Retirement Plan.


                                          Years of Credited    Average Annual
                                               Service            Earnings
                                               -------            --------
Charles J.  Hamm...................               17             $769,428
Terence J.  Mitchell...............               28              268,235
John B.  Zurell....................               30              296,810
John A. Dorman.....................               10              250,580
Frank S. Muzio.....................                4              193,354

         Supplemental Executive Retirement Plan. The Bank has adopted the SERP to provide for eligible employee benefits that would be due under its Retirement Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. Messrs. Hamm, Mitchell, Zurell, Dorman and Muzio are participants in the SERP.

Compensation Committee Interlocks and Insider Participation

         For the fiscal year ended December 31, 2001, the Compensation Committee of the Boards of Directors of the Company and the Bank (the "Committee") determined the salaries and bonuses of the Company's and the Bank's executive officers. The Committee also reviews and approves the salaries and bonuses for the Company's and the Bank's other officers and employees. Mr. Hamm, Chairman of the Company and the Bank, is a member of the Committee. The Committee met five times during 2001. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers of the Company and the Bank and employees for the fiscal year ended December 31, 2001 is set forth below.

         During the fiscal year ended December 31, 2001 (April 1, 2001 to December 31, 2001), Messrs. Karp and Richel, directors of the Company, received consulting fees of $56,250 and $93,750, respectively, pursuant to consulting agreements entered into in connection with the Company's acquisition of Broad National Bancorporation and Statewide Financial Corp., respectively. Mr. Richel also received $15,000 in fees as a member of the advisory board of the Bank formed in connection with the acquisition of Statewide Financial Corp. for the fiscal year ending December 31, 2001. See "- Directors' Compensation."


                      REPORT OF THE COMPENSATION COMMITTEE

         The  following   discussion  provides  information  in  regard  to  the
compensation and benefits provided to the Company's President and Chief Executive Officer and certain other executive officers of the Company for the fiscal year beginning April 1, 2001 and ending December 31, 2001 and sets forth the report of the Compensation Committee of the Board of Directors.

         Compensation Philosophy. The Compensation Committee is responsible for administering the executive compensation program of the Company, annually reviewing and evaluating the base salary and incentive compensation for all executive officers, including the President and Chief Executive Officer, and recommending to the Board, which has final responsibility, the appropriate level of compensation for the Company's executive officers.

         In conducting its review, the Committee receives information and recommendations from the President and Chief Executive Officer (and in fiscal 2001, the Chairman) with respect to the compensation of executive officers other than himself. The President and Chief Executive Officer does not participate in the Committee's review of his own compensation package. The Committee also receives recommendations from outside compensation consultants, considers the objectives and performance of the Company, individual performance, level of responsibility and compensation practices at comparable financial institutions in establishing appropriate executive compensation levels.

         The purposes of the Company's executive compensation policies are to attract and retain qualified individuals; align the interests of the Company's executive officers and all other officers with the interests of its stockholders; reward high performance by the Company and the executive; and maintain compensation levels that are competitive with other financial institutions, particularly those operating in the New York metropolitan area. The compensation structure is designed to support the achievement of the
Company's performance and the primary strategic objective of enhancing stockholder value over time and to ensure that executive officers interests are aligned with those of the Company's stockholders. Although the discussion below describes the methodology used to establish compensation levels in fiscal 2001, the process of evaluating and determining the most appropriate and effective executive compensation structure is an ongoing matter. Consequently, the Committee may determine to use the same or a different methodology for setting compensation levels in fiscal 2002.

         The total compensation package of the Company's executive officers is based on the following principles:

1. Link to Stock Value - Equity-based plans such as the Recognition Plan and Option Plan and the 2002 Stock Incentive Plan, if approved by stockholders, should comprise a significant portion of total compensation so as to link executive compensation to long-term Company performance and stockholder interests.

2. Link to Performance - Compensation for executive officers should be based on both the performance of the Company and the individual performance of the executive. The Committee and the Board adopted the Executive Management Incentive Compensation Plan for the fiscal year of April 1, 2001 to December 31, 2001 ("the 2001 Executive Plan") to assist in attaining the objective of making the Company a top performer in the industry.

3. Competitive With Other Financial Institutions - The total compensation package should be competitive with those of other financial institutions, particularly those in the New York metropolitan area.

         Annual Incentive Compensation. The Company's annual incentive compensation program is designed to provide additional annual compensation based on achievement of performance targets approved by the Committee and the Board of directors. The program provides additional annual compensation over base salary. Members of the Bank's management committee during fiscal year 2001 participated in the 2001 Executive Plan. Except for the award to the President and Chief Executive Officer, whose award was based solely on corporate performance, incentive awards were based upon a combination of corporate performance measured in diluted earnings per share, individual performance and the performance of the officer's functional area of responsibility of business unit. In addition, the 2001 Executive Plan provided for awards to be adjusted upward or downward based on the change in the Company's stock price during fiscal 2001 as compared to the change in average stock price of a group of peer companies.

         Based on the improvement in earnings and stock price relative to peers during fiscal 2001, incentive awards to participants in the 2001 Executive Plan exceeded established targets by approximately 55%. The Committee and the Board have approved a structure and design for a 2002 Executive Management Incentive Compensation Plan that is essentially the same as the 2001 Executive Plan.

         The Chairman and the President and Chief Executive Officer. The Committee recommended and the Board of Directors awarded Mr. Fishman an annual salary of $500,000 effective March 1, 2002 based on an analysis of the salaries of the chief executive officers of peer group financial institutions in the New York metropolitan area and the significant contribution that the chief executive officer makes to the successful operations of the Company. No specific formula was used by the Committee to establish Mr. Fishman's salary for fiscal 2002 nor did the Committee set specified salary levels based on the achievement of particular quantitative financial measures of performance targets. Mr. Fishman's base salary for 2002 is unchanged from his base salary in 2001.


                           The Compensation Committee

              Scott M. Hand, Chairman          Donald M. Karp
              Donald H. Elliott                Malcolm MacKay
              Charles J. Hamm                  Maria Fiorini Ramirez

Performance Graph

         The graph below compares the performance of the Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the SNL $5 billion to $10 billion Thrift Index (the "SNL Index") from March 17, 1998, the date the Common Stock began trading on The Nasdaq Stock Market, through December 31, 2001. The SNL Index is an index created by SNL Securities, L.P., Charlottesville, Virginia, a nationally recognized analyst of financial institutions. The graph is based on the investment of $100 in the Common Stock at its closing price on March 17, 1998. The cumulative returns include the payment of dividends by the Company.

                     [GRAPHIC - CHART PLOTTED POINTS BELOW]

                                                                 Period Ending
                                        -----------------------------------------------------------
Index                                   3/17/98   3/31/98  3/31/99   3/31/00   3/31/01   12/31/01
---------------------------------------------------------------------------------------------------
Independence Community Bank Corp.       100.00    103.62    74.95     65.86     105.48     139.50
NASDAQ - Total US                       100.00    103.37   139.66    259.80     103.90     110.45
SNL $5B to $10B Thrift Index            100.00    102.33    77.04     76.55      98.16     114.88


Certain Relationships and Related Transactions

         In accordance with applicable laws and regulations, the Bank offers mortgage loans to its officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans generally are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All such loans to executive officers were current as of December 31, 2001.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

         During the fiscal year ended December 31, 2001 (April 1, 2001 to December 31, 2001), Messrs. Karp and Richel, directors of the Company, received consulting fees of $56,250 and $93,750, respectively, pursuant to consulting agreements entered into in connection with the Company's acquisition of Broad National Bancorporation and Statewide Financial Corp., respectively. See "-Director's Compensation" and "- Compensation Committee Interlocks and Insider Participation."

Involvement in Certain Legal Proceedings

         In May 2000, ContiFinancial Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code. At the time of such filing, Mr. Fishman was serving as President and Chief Executive Officer of ContiFinancial Corporation. Mr. Baier was then serving as Senior Vice President and Chief Financial Officer. Mr. Fishman joined ContiFinancial Corporation in July 1999 and resigned in December 2000; Mr. Baier joined ContiFinancial Corporation in 1996 and resigned in May 2001.


                 PROPOSAL TO ADOPT THE 2002 STOCK INCENTIVE PLAN

General

         The Board of Directors has adopted the 2002 Stock Incentive Plan (the "Incentive Plan") which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Plan is also designed to attract and retain qualified directors for the Company. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and share awards (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options.

Description of the 2002 Stock Incentive Plan

         The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Appendix A.

         Administration. The Incentive Plan will be administered and interpreted by a special committee of the Board of Directors (the "Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Hand, Elliott and MacKay and Ms. Ramirez.

         Stock Options. Under the Incentive Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, whether such options may be exercised by
delivering   other  shares  of  Common  Stock  and  when  such  options   become
exercisable. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of Common Stock on the date the option is granted.

         Options granted to participants will become vested and exercisable at the rate as may be specified by the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability, retirement or a change in control of the Company. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full on the effective date of a change in control of the Company; provided, however, that if the change in control is due to a fundamental transaction (as defined below), the option will not become immediately vested and exercisable in full unless the optionee's employment or service with the Company and its subsidiary companies is terminated without cause as of the effective date of the change in control or within six months thereafter. A fundamental transaction is defined in the Incentive Plan to mean a merger, consolidation, share exchange, division or other reorganization or transaction involving the Company with any other corporation or entity, other than where such a transaction results in either (A) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the surviving entity immediately after such transaction or (B) the members of the Board of Directors of the Company immediately prior thereto continuing to represent at least 50% of the members of the Board of Directors of the surviving entity.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an optionee terminates his employment or service with the Company or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee shall have five years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company or a subsidiary company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the two-year period following his death. In no event will any option be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made either in cash, by check or, if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise as-payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or
(2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee can elect, with the Committee's concurrence, to defer the delivery of the proceeds of any compensatory option not transferred under the terms of the Incentive Plan. Such deferral must comply with the provisions of the Incentive Plan, the Deferred Compensation Plan and other rules and regulations as may be established by the Committee.

         Share Awards. Under the Incentive Plan, the Board of Directors or the Committee is authorized to grant share awards, which are a right to receive a distribution of shares of Common Stock. Shares of Common Stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the Committee. The Board or the Committee will determine which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award. Non-employee directors are not eligible to receive share awards. The number of shares available to be issued as share awards will not exceed 20% (or 560,000 shares) of the total number of shares available for issuance under the Incentive Plan.

         If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with the Company or a subsidiary company terminates due to death, disability or retirement will be deemed fully earned as of the recipient's last day of employment or service. In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of the Company; provided, however, that if the change of control is due to a fundamental transaction (as previously defined), a recipient's share award will not be deemed fully earned unless such recipient's employment or service with the Company and its subsidiary companies is terminated without cause as of the effective date of the change of control or within six months thereafter.

         Any dividends declared in respect to any unvested share award will be held by the Incentive Plan trust for the benefit of the recipient of the share award held by the trust. The dividends, including any interest thereon, will be paid out proportionately by the trust to the recipient as soon as practicable after the share award is earned. The recipient of a share award (other than a performance share award) is entitled to direct the trustee as to the voting of the shares covered by the share award which have not yet been earned and distributed to the recipient. All shares of Common Stock held by the trust which have not been awarded under a share award, shares subject to performance share awards which have not vested and shares which have been awarded but the recipient has not directed the voting shall be voted by the trustee in its discretion. Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the Committee.

         The Committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals. Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award. All determinations regarding the achievement of any performance goal will be made by the Committee. Each performance share award will be granted and administered to comply with the requirements of Section 162(m) of the Code. Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

         Number of Shares Covered by the Incentive Plan. A total of 2.8 million shares of Common Stock has been reserved for future issuance pursuant to the Incentive Plan. Shares to be issued under the Incentive Plan may be either authorized but unissued shares, shares acquired in the market and held in a trust or reacquired shares held by the Company in treasury. No more than 20% (560,000) of the shares reserved for the Incentive Plan can be subject to share awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Incentive Plan provides that grants to each employee and non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Incentive Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 20% of the total number of shares available under the Incentive Plan.

         Amendment and Termination of the Incentive Plan. The Board of Directors may, by resolution, at any time terminate or amend the Incentive Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval the Board may deem advisable. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Incentive Plan without stockholder approval or shall the Board of Directors or the Committee amend an award in any manner that effectively allows the repricing of any option previously granted under the Incentive Plan. Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from March 22, 2002, the date the Incentive Plan was adopted by the Board of Directors. Termination of the Incentive Plan shall not affect any previously granted Awards.

         Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

         Final Treasury regulations issued in July 1996 provide that compensation attributable to a stock option or share award is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or share award is granted states the maximum number of shares with respect to which options or share awards may be granted during a specified period to any employee; and (iii) under the terms of the option or share awards, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

         The  Incentive  Plan has been  designed  to meet  the  requirements  of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and share awards granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non- excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. Neither the grant nor the exercise, as applicable, of a stock option or a share award under the Incentive Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized with respect to options granted under the Incentive Plan. Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock subject to share awards granted pursuant to the Incentive Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time vesting for tax purposes. The vesting of share awards will have the effect of increasing the Company's compensation expense. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

         Stockholder Approval. No Awards will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders. Stockholder ratification of the Incentive Plan will also satisfy The Nasdaq Stock Market listing requirements and federal tax requirements.

         Awards to be Granted. The Board of Directors of the Company adopted the Incentive Plan and the Committee established thereunder anticipates that it will grant options and share awards to executive officers, employees and non-employee directors, as applicable, of the Company and the Bank on or after the receipt of stockholder approval. Neither the Board of Directors nor the Committee, however, have made any specific determinations regarding the size of individual Awards.

         Awards Granted or Available Under Existing Plans. As of December 31, 2001, options covering 6,672,278 shares were issued and outstanding under the Company's Option Plan and 296,600 shares remained available for grant. In addition, options covering 165,303 shares were issued and outstanding under option plans assumed in the acquisition of Broad National Bancorporation and Statewide Financial Corporation. No additional options can be granted under such plans. At such date, share awards covering 1,147,246 shares remained outstanding and 279,229 shares are still available for grant under the Company's Recognition Plan.

         The Board of Directors recommends that stockholders vote FOR adoption of the 2002 Stock Incentive Plan.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Audit Committee considered, in determining whether to appoint Ernst & Young LLP as the Company's auditors, whether the provision of services, other than auditing services, by Ernst & Young LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed other audit- and tax-related services for the Company in fiscal 2001. These other services included audit-related services (consisting primarily of benefit plan audits, accounting consultation and internal audit services), tax compliance and tax consulting services and miscellaneous advisory services. The Audit Committee believes that Ernst & Young LLP's performance of these other services is compatible with maintaining the auditor's independence.

         The Company's Bylaws do not require that stockholders ratify the selection of independent auditors. The Company submits the appointment of auditors for stockholder ratification because it believes it is good corporate practice. If the stockholders vote against ratification, the Board of Directors and the Audit Committee may reconsider the selection. Even if the appointment of auditors is ratified, the Board of Directors and the Audit Committee, in their discretion, may direct the appointment of new auditors at any time during the year if they determine that the change would be in the best interests of the Company and its stockholders.

Audit Fees

         The aggregate amount of the fees billed by Ernst & Young LLP for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2001and for its reviews of unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such fiscal year was $400,500.

Financial Information Systems Design and Implementation

         The  Company  did not  engage or pay any fees to Ernst & Young LLP with
respect  to  the  provision  of  financial   information   systems   design  and
implementation services during the fiscal year ended December 31, 2001.

Other Fees

         The aggregate amount of fees billed by Ernst & Young LLP for all other services (as described above) rendered to the Company during the fiscal year ended December 31, 2001was $293,700 (including $218,700 of fees relating to audit-related services).

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2002.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2003, must be received at the principal executive offices of the Company, 195 Montague Street, Brooklyn, New York 11201, Attention: John K. Schnock, Senior Vice President, Secretary and Counsel, no later than December 11, 2002.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company. However, in connection with the change of the Company's fiscal year-end from March 31 to December 31, the Company amended its bylaws to change the deadline for submitting stockholder proposals for the 2002 Annual Meeting to December 31, 2001. Proposals to be presented at the 2002 Annual Meeting had to be submitted to the Company by December 31, 2001. Notice of such change was made by press release, the filing of a current report on Form 8-K and was reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. No such proposals were received by such date. Proposals to be submitted for consideration at the Company's next annual meeting of stockholders must be received by December 11, 2002. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Bylaws.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders, which includes a copy of the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2001, accompanies this Proxy Statement. Such annual reports are not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 required to be filed under the Exchange Act. Such written request should be directed to Kathleen A. Hanrahan, First Vice President - Investor Relations, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201. The Annual Report on Form 10-K is not part of these proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies. Each proxy solicited hereby also confers discretionary authority on the proxy holders designated by the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the Annual Meeting.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,000, plus reimbursement for reasonable out-of-pocket expenses and a fee for each stockholder contacted. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                            By Order of the Board of Directors,


                                            /S/ John K. Schnock
                                            --------------------
                                            John K. Schnock
                                            Corporate Secretary

Brooklyn, New York
April 10, 2002

                                                                      APPENDIX A


                        INDEPENDENCE COMMUNITY BANK CORP.
                            2002 STOCK INCENTIVE PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Independence   Community   Bank  Corp.   (the   "Corporation")   hereby
establishes this 2002 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or Share Award granted pursuant to the terms of this Plan.

         3.02 "Bank" means Independence Community Bank, the wholly owned subsidiary of the Corporation.

         3.03 "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.04 "Board" means the Board of Directors of the Corporation.

         3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4 (unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections), provided, however, if such acquisition of control involves a Fundamental Transaction (as hereinafter defined), no change in control of the Corporation shall be deemed to have occurred if either (A) the voting securities of the Corporation outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the surviving entity immediately after such Fundamental Transaction or (B) the members of the Board of Directors of the Corporation immediately prior thereto continue to represent at least 50% of the members of the Board of Directors of the surviving entity of such Fundamental Transaction;
(ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act but excluding the Corporation and any stock benefit plan, including this Plan, of the Corporation or any Subsidiary Company thereof), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; (iv) the stockholders of the Corporation approve (or, in the event no approval of the Corporation's stockholders is required, the Corporation consummates) a merger, consolidation, share exchange, division or other reorganization or transaction involving the Corporation (a "Fundamental Transaction") with any other corporation or entity, other than a Fundamental Transaction which results in either (A) the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the surviving entity immediately after such Fundamental Transaction or (B) the members of the Board of Directors of the Corporation immediately prior thereto continuing to represent at least 50% of the members of the Board of Directors of the surviving entity; or (v) during any period of thirty-six consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.06 "Code" means the Internal Revenue Code of 1986, as amended.

         3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV, hereof each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

         3.08 "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

         3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

         3.10 "Director Emeritus" and "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

         3.11 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

         3.12 "Effective Date" means the day upon which the Board approves this Plan.

         3.13 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including Directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.15 "Exercise Price" means the price at which a share of Common Stock may be purchased by a Optionee pursuant to an Option.

         3.16 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.17 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.18 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or a Subsidiary Company or any successors thereto as well as an Advisory Director or Director Emeritus who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.19 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.20 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.21 "Option" means a right granted under this Plan to purchase Common Stock.

         3.22 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.23 "Participant" means any person who holds any outstanding Award pursuant to this Plan.

         3.24 "Performance Share Award" means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

         3.25 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                  (i)      net income, as adjusted for non-recurring items;
                  (ii)     cash earnings;
                  (iii)    earning per share;
                  (iv)     cash earnings per share;
                  (v)      return on average equity;
                  (vi)     return on average assets;
                  (vii)    assets;
                  (viii)   stock price;
                  (ix)     total stockholder return;
                  (x)      capital;
                  (xi)     net interest income;
                  (xii)    market share;
                  (xiii)   cost control or efficiency ratio; and
                  (xiv)    asset growth.

         3.26 "Recipient" means an Employee who receives a Share Award or Performance Share Award under the Plan.

         3.27 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as a Director Emeritus or Advisory Director to the Corporation or any Subsidiary Company) after attaining the normal retirement age as established by the Board of Directors.

         3.28 "Share Award" means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service as other requirements described in Article IX and includes Performance Share Awards.

         3.29 "Subsidiary Company" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

         3.30 "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

         3.31 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN


         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of a Participant's tax withholding obligation pursuant to Section 13.01 hereof, (ii) include arrangements to facilitate an Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option or Share Award, or portion thereof, to the extent not yet vested previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary

Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Restated Organization Certificate and Bylaws or the constituent documents of the Subsidiary Company on whose Board he serves shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Qualified Options may be granted to such Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall not be eligible to receive Share Awards or Incentive Stock Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Number of Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan with respect to all types of Awards hereunder, subject to adjustment as provided in Article X, shall be 2,800,000. However, subject to adjustment as provided in Article X hereof, the maximum amount of shares available for Share Awards granted hereunder is 560,000. None of the shares reserved for the Plan shall be the subject of more than one Award at any time, but if a Award as to any shares is surrendered before exercise or vesting occurs, or expires or terminates for any reason without having been fully exercised or vested, or for any other reason ceases vesting or to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Award had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate amount of grants of Awards of all types permitted hereunder to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Awards made to Non-Employee Directors in the aggregate may not exceed 20% of the number of shares available under this Plan.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to an Award, the vesting requirements and other features of such Awards, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees), the exercise price of an Option and whether a Share Award will be a Performance Share Award. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation and/or its Subsidiary Companies, his salary as other compensation and such other factors deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Awards to be granted to him.

                                  ARTICLE VIII
                                     OPTIONS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02 Option Exercise Price.

         (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

         (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

         8.03  Vesting and Exercise of Options.

         (a) General Rules. Incentive Stock Options and Non-Qualified Options shall vest and become exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee.

Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Optionee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as a Director Emeritus or Advisory Director) with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or in the event of a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

         (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company and/or service as a Non-Employee Director because of his death, Disability or Retirement. All outstanding Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation; provided, however, that in the event the Change in Control of the Corporation is the result of the occurrence of a Fundamental Transaction, an Optionee's Options shall not become immediately vested and exercisable in full unless said Optionee's employment or service with the Corporation and its Subsidiary Companies is terminated without cause as of the effective date of the Change in Control of the Corporation or within six months thereafter.

         8.04  Duration of Options.

         (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by or serve as a Director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies (including service as a Director Emeritus or Advisory Director), unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

         (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a Director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company, including as a result of Disability or

Retirement, and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the two (2) year period following his death, to exercise such Options.

         Notwithstanding anything to the contrary herein, in no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

         In the event an Incentive  Stock Option is not exercised  within ninety
(90) days (or one (1) year with respect to termination due to Disability or death) of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

         (a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

         (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                   ARTICLE IX
                                  SHARE AWARDS

         9.01 Share Award Notice. As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

         9.02     Earning Plan Shares; Forfeitures.

         (a) General Rules. Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an Employee (or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) in the event the Recipient is serving as a Director at the time of termination of employment and will continue thereafter to serve in the capacity as a Non-Employee Director) is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

         (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company (or service as a Non-Employee Director
(including for purposes hereof service as a Director Emeritus or Advisory Director) in the event the Recipient received a Share Award while serving as an Employee and continued to serve as a Non-Employee Director subsequent to his termination of employment) terminates due to death, Disability or Retirement shall be deemed fully earned as of the Recipient's last day of employment with and/or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director of the Corporation or at least one Subsidiary Company (including for purposes hereof service as a Director Emeritus or Advisory Director)) and shall be distributed as soon as practicable thereafter.

         (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control of the Corporation; provided, however, that in the event that the Change in Control of the Corporation is the result of the occurrence of a Fundamental Transaction, a Recipient's Share Award shall not be deemed fully earned unless such Recipient's employment or service with the Corporation and its Subsidiary Companies is terminated without cause as of the effective date of the Change in Control of the Corporation or within six months thereafter.

         9.03 Distribution of Dividends. Any cash dividends (including special, large and nonrecurring dividends, including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Share Award or Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Share Award or Performance Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such share is then held by the Trust.

         9.04 Distribution of Plan Shares.

         (a) Timing of Distributions: General Rule. Subject to the provisions of
Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

         (b) Form of Distributions. All shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable. Payments representing cash dividends shall be made in cash.

         (c) Restrictions on Selling of Plan Shares. Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         9.05 Voting of Plan Shares. After a Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Shares which are covered by the Share Award and which have not yet been earned and distributed to him pursuant to
Section 9.04, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust, if any, which have not been awarded under a Share Award, shares subject to Performance Share Awards which have not vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         9.06 Performance Awards

         (a)  Designation  of  Performance  Share  Awards.   The  Committee  may
determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a

Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

         (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

         (e) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

         9.07. Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

                                    ARTICLE X
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase, acquire or receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Participants would have been entitled to purchase, acquire or receive except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                   ARTICLE XI
                      AMENDMENT AND TERMINATION OF THE PLAN

         Except as otherwise provided herein, the Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein. Furthermore, in the event of the termination of the Plan, Recipients' Share Awards (including Performance Share Awards) shall be distributed thereto regardless of whether or not such Share Awards had been earned under the requirements of Article IX hereof.

         Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without stockholder approval amend the Plan or shall the Board of Directors or the Committee amend an Award in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article X in connection with a change in the Company's capitalization).

                                   ARTICLE XII
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                  ARTICLE XIII
                                   WITHHOLDING

         13.01 Tax Withholding. The Corporation may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Participant to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

         13.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Participant's delivery of previously-owned shares of Common Stock or other property.

                                   ARTICLE XIV
                                DEFERRED PAYMENTS

         14.01 Deferral of Options and Share Awards. Notwithstanding any other provision of this Plan, a Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05 hereof or the shares earned upon vesting of a Share Award.

         14.02 Timing of Election.

         (a) Non-Qualified Options. The election to defer the delivery of the proceeds from any eligible Non-Qualified Option must be made at least six (6) months prior to the date such Option is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options shall only be allowed for exercises of Options that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option shall be irrevocable as long as the Optionee remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         (b) Share Awards. The election to defer the delivery of any Share Award must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Award. Deferrals of eligible Share Awards shall only be allowed for Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Share Award shall be irrevocable as long as the Recipient remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         14.03 Stock Option Deferral. The deferral of the proceeds of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee and in accordance with the terms of the Corporation's Deferred Compensation Plan. The proceeds shall be credited to the Participant's deferred stock option account in the Corporation's Deferred Compensation Plan as a number of deferred shares or share units equivalent in value to those proceeds.

         14.04 Share Award Deferral. The deferral of Share Awards may be elected by a Recipient subject to the rules and regulations established by the Committee and in accordance with terms of the Corporation's Deferred Compensation Plan. Upon the lapsing of restrictions on such a Share Award, the Committee shall credit to a deferred share award account established for the Recipient in the Corporation's Deferred Compensation Plan a number of deferred shares or share units equivalent in value to the number of deferred Share Awards multiplied by the Fair Market Value of Common Stock. Any shares covered by such deferred Share Awards shall be transferred from this Plan to any trust created by the Corporation's Deferred Compensation Plan.

         14.05 Accelerated Distributions. To the extent permitted by the Corporation's Deferred Compensation Plan, the Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Option and/or Share Award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Corporation's Deferred Compensation Plan and the Code and the regulations promulgated thereunder.

         14.06 Assignability. Unless otherwise permitted by the Corporation's Deferred Compensation Plan, no rights to deferred Option accounts or deferred Share Award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee or Recipient may designate a beneficiary pursuant to any rules established by the Committee.

         14.07 Unfunded Status. No Participant or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited to the Corporation's Deferred Compensation Plan pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no

Participant or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article XIV of the Plan; provided, however, that no Participant or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XV
                                      TRUST

         15.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         15.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         15.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         15.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         15.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

         15.06. Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code as the same may be amended from time to time.

                                   ARTICLE XVI
                        EFFECTIVE DATE OF THE PLAN; TERM

         16.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date. Awards may be granted hereunder prior to the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided (i) that this Plan is approved by stockholders of the Corporation pursuant to Article XVII hereof and (ii) that no Options granted hereunder may be exercised or transferred prior to receipt of such stockholder approval and that no Plan Awards shall be earned prior to receipt of such stockholder approval. In the event stockholder approval of the Plan is not obtained, any Awards already granted shall be cancelled.

         16.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                  ARTICLE XVII
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

         18.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

         18.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                 REVOCABLE PROXY
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of March 29, 2002, hereby authorizes Alan H. Fishman and Terence
J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New York Marriott Brooklyn, 333 Adams Street, Brooklyn, New York, on Thursday, May 23, 2002 at 9:30 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.


                                     COMMON



                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                    OR VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>
--------------------------------------------------------------------------------
        INDEPENDENCE COMMUNITY BANK CORP.-- ANNUAL MEETING, MAY 23, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4704 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the   Internet   at https://www.proxyvotenow.com/icb   and  follow the
     instructions.

                                       or

3. Mark, sign and date your Proxy card and return it promptly in the enclosed envelope.




                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                    /\ Printed on recycled paper

 [ X ]  Please mark your
        votes as indicated
        in this example


1. To elect five directors for a three-year term or until their successors are elected and qualified.

        (01) Willard N. Archie          (02) Donald H. Elliott
        (03) Donald M. Karp             (04) Janine Luke (05) Malcolm MacKay

                              With-           For All
                 For          hold            Except
                [ _ ]         [ _ ]            [ _ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" the election of management's nominees, "FOR" Proposal 2 and "FOR" Proposal 3.
--------------------------------------------------------------------------------

2.   Proposal to adopt the 2002 Stock Incentive Plan.

                 For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                 For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware ofany other such business.


--------------------------------------------------------------------------------
This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 23, 2002 and at any adjournment thereof.

Shares of the Company's common stock will be voted as
specified. If returned,but not otherwise specified, this proxy shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors,FOR the adoption of the 2002 Stock Incentive Plan,FOR ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy card at any time prior to the time it isvoted at the Annual Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of Notice of the Annual Meetingand the accompanying Proxy Statement and other materials prior to signing this proxy.
--------------------------------------------------------------------------------

       Please check this box if you plan to attendthe Annual Meeting.[ _ ]


Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name byan authorized person. When shares are held jointly, only one holder need sign.

                                     COMMON

          Please be sure to sign and date this proxy in the box below.

                 _____________________________________________
                                      Date

                  ____________________________________________
                             Stockholder sign above

                 _____________________________________________
                         Co-holder (if any) sign above

       x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE
                            INSTRUCTIONS BELOW x x x

--------------------------------------------------------------------------------
     => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

                      INSTRUCTIONS FOR VOTING YOUR PROXY CARD

You have three alternative ways of voting:

 1.By Mail (traditional method); or

 2.By Telephone (using a Touch-Tone Phone); or

3.By Internet
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 22, 2002.

Vote by Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-358-4704.

Follow these four easy steps:
1.     Read the accompanying Proxy Statement and
       Proxy Instruction Card.
2.     Call the toll-free number
       1-866-358-4704.
3.     Enter your 9 digit Control Number
       located on your Proxy Card below.
4.     Follow the recorded instructions.

Your vote is important!
Call 1-866-358-4704 anytime!


 Vote by Internet
 ----------------
 It's fast, convenient, and your vote is immediately confirmed and posted.


 Follow these four easy steps:
 1.           Read the accompanying Proxy Statement and
              Proxy Card.
 2.           Go to the Website
              https://www.proxyvotenow.com/icb
 3.           Enter your 9 digit Control Number
              located on your Proxy Card below.
 4.           Follow the instructions.

 Your vote is important!
 Go to https://www.proxyvotenow.com/icb




       IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY
            TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

                                                                  FOR TELEPHONE/
                                                                INTERNET VOTING:
                                                                  CONTROL NUMBER

                        REVOCABLE VOTING INSTRUCTION CARD
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustees of the Independence Community Bank Corp. 1998 Recognition and Retention Plan and Trust (the "Plan") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the Plan as of March 29, 2002 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 23, 2002, and at any adjournment thereof.


                  1998 RECOGNITION AND RETENTION PLAN AND TRUST



        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP.-- ANNUAL MEETING, MAY 23, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4704 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the   Internet   at https://www.proxyvotenow.com/icb   and  follow the
     instructions.

                                       or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.




                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                    /\ Printed on recycled paper

 [ X ]  Please mark your
        votes as indicated
        in this example

1. To elect five directors for a three-year term or until their successors are elected and qualified.

        (01) Willard N. Archie          (02) Donald H. Elliott
        (03) Donald M. Karp             (04) Janine Luke
        (05) Malcolm MacKay

                              With-           For All
                 For          hold            Except
                [ _ ]         [ _ ]            [ _ ]



     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" the election of management's nominees, "FOR" Proposal 2 and "FOR" Proposal 3.
--------------------------------------------------------------------------------

2.   Proposal to adopt the 2002 Stock Incentive Plan.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending .December 31, 2002.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware ofany other such business.

--------------------------------------------------------------------------------
This voting instruction card is solicited on behalf of the Board of Directors of theCompany for use at the Annual Meeting of Stockholders to be held on May 23, 2002 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned,but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors,FOR the adoption of the 2002 Stock Incentive Plan,FOR ratification of the Company'sindependent auditors, and otherwise at the discretion of the proxies. You may revoke this voting instruction card at anytime prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on suchother business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.
--------------------------------------------------------------------------------

   Please sign exactly as your name appears on the stockcertificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name byan authorized person. When shares are held jointly, only one holder need sign.

         1998 RECOGNITION AND RETENTION PLAN AND TRUST Please be sure to sign and date this voting instruction card in the box below.

                  _____________________________________________
                                      Date

                  _____________________________________________
                             Participant sign above


       x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE
                            INSTRUCTIONS BELOW x x x

--------------------------------------------------------------------------------
     => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

                      INSTRUCTIONS FOR VOTING YOUR PROXY CARD

You have three alternative ways of voting:

 1.By Mail (traditional method); or

 2.By Telephone (using a Touch-Tone Phone); or

3.By Internet
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 22, 2002.

Vote by Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-358-4704.

Follow these four easy steps:
1.     Read the accompanying Proxy Statement and
       Proxy Instruction Card.
2.     Call the toll-free number
       1-866-358-4704.
3.     Enter your 9 digit Control Number
       located on your Proxy Card below.
4.     Follow the recorded instructions.

Your vote is important!
Call 1-866-358-4704 anytime!


 Vote by Internet
 ----------------
 It's fast, convenient, and your vote is immediately confirmed and posted.


 Follow these four easy steps:
 1.           Read the accompanying Proxy Statement and
              Proxy Card.
 2.           Go to the Website
              https://www.proxyvotenow.com/icb
 3.           Enter your 9 digit Control Number
              located on your Proxy Card below.
 4.           Follow the instructions.

 Your vote is important!
 Go to https://www.proxyvotenow.com/icb




       IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY
            TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

                                                                  FOR TELEPHONE/
                                                                INTERNET VOTING:
                                                                  CONTROL NUMBER

                        REVOCABLE VOTING INSTRUCTION CARD
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustee of the Independence Community Bank Corp. Employee Stock Ownership Plan Trust ("ESOP") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the ESOP as of March 29, 2002 upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 23, 2002, and at any adjournment thereof.


                       Employee Stock Ownership Plan Trust



        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>
--------------------------------------------------------------------------------

        INDEPENDENCE COMMUNITY BANK CORP.-- ANNUAL MEETING, MAY 23, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4704 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the   Internet   at https://www.proxyvotenow.com/icb   and  follow the
     instructions.

                                       or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.




                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                    /\ Printed on recycled paper

[ X ]  Please mark your
        votes as indicated
        in this example

 1.To elect five directors for a three-year term or until their successors are elected and qualified.

        (01) Willard N. Archie          (02) Donald H. Elliott
        (03) Donald M. Karp             (04) Janine Luke
        (05) Malcolm MacKay

                              With-           For All
                 For          hold            Except
                [ _ ]         [ _ ]            [ _ ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



--------------------------------------------------------------------------------
The Board of Directors recommends that you vote "FOR" the election of management's nominees, "FOR" Proposal 2 and "FOR" Proposal 3.
--------------------------------------------------------------------------------

2.   Proposal to adopt the 2002 Stock Incentive Plan.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending .December 31, 2002.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware ofany other such business.

--------------------------------------------------------------------------------
This voting instruction card is solicited on behalf of the Board of Directors of theCompany for use at the Annual Meeting of Stockholders to be held on May 23, 2002 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned,but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors,FOR the adoption of the 2002 Stock Incentive Plan,FOR ratification of the Company'sindependent auditors, and otherwise at the discretion of the proxies. You may revoke this voting instruction card at anytime prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on suchother business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meetingand the accompanying Proxy Statement and other materials prior to signing this proxy.
--------------------------------------------------------------------------------

     Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name byan authorized person. When shares are held jointly, only one holder need sign.

                       Employee Stock Ownership Plan Trust

          sign and date this voting instruction card in the box below.

                  _____________________________________________
                                      Date

                  _____________________________________________
                             Participant sign above

           x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE
                        READ THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------
     => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

                      INSTRUCTIONS FOR VOTING YOUR PROXY CARD

You have three alternative ways of voting:

 1.By Mail (traditional method); or

 2.By Telephone (using a Touch-Tone Phone); or

3.By Internet
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 22, 2002.

Vote by Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-358-4704.

Follow these four easy steps:
1.     Read the accompanying Proxy Statement and
       Proxy Instruction Card.
2.     Call the toll-free number
       1-866-358-4704.
3.     Enter your 9 digit Control Number
       located on your Proxy Card below.
4.     Follow the recorded instructions.

Your vote is important!
Call 1-866-358-4704 anytime!


 Vote by Internet
 ----------------
 It's fast, convenient, and your vote is immediately confirmed and posted.


 Follow these four easy steps:
 1.           Read the accompanying Proxy Statement and
              Proxy Card.
 2.           Go to the Website
              https://www.proxyvotenow.com/icb
 3.           Enter your 9 digit Control Number
              located on your Proxy Card below.
 4.           Follow the instructions.

 Your vote is important!
 Go to https://www.proxyvotenow.com/icb




       IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY
            TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

                                                                  FOR TELEPHONE/
                                                                INTERNET VOTING:
                                                                  CONTROL NUMBER

                       REVOCABLE VOTING INSTRUCTION CARD
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                       INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustees of the Independence Community Bank 401(k) Savings Plan (the "Plan") to vote, as designated below, all the shares of common stock of Independence Community Bank Corp. (the "Company") which were allocated to my account pursuant to the Plan as of March 29, 2002, upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 23, 2002, and at any adjournment thereof.


                               401(k) Savings Plan



        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           => FOLD AND DETACH HERE =>

        INDEPENDENCE COMMUNITY BANK CORP.-- ANNUAL MEETING, MAY 23, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4704 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the   Internet   at https://www.proxyvotenow.com/icb   and  follow the
     instructions.

                                       or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.




                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                    /\ Printed on recycled paper

[ X ]  Please mark your
        votes as indicated
        in this example

1. To elect five directors for a three-year term or until their successors are elected and qualified.

        (01) Willard N. Archie  (02) Donald H. Elliott
        (03) Donald M. Karp     (04) Janine Luke
        (05) Malcolm MacKay

                              With-           For All
                 For          hold            Except
                [ _ ]         [ _ ]            [ _ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote "FOR" the election of management's nominees, "FOR" Proposal 2 and "FOR" Proposal 3.
--------------------------------------------------------------------------------

2.   Proposal to adopt the 2002 Stock Incentive Plan.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware ofany other such business.


--------------------------------------------------------------------------------
This voting instruction card is solicited on behalf of the Board of Directors of theCompany for use at the Annual Meeting of Stockholders to be held on May 23, 2002 and at any adjournment thereof.
Shares of the Company's common stock will be voted as specified. If returned,but not otherwise specified, this voting instruction card shall be voted FOR the election of the Board of Directors' nominees to the Board of Directors,FOR the adoption of the 2002 Stock Incentive Plan,FOR ratification of the Company'sindependent auditors, and otherwise at the discretion of the proxies. You may revoke this voting instruction card at anytime prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on suchother business as may properly come before the Annual Meeting.
The undersigned hereby acknowledges receipt of Notice of the Annual Meetingand the accompanying Proxy Statement and other materials prior to signing this proxy.
--------------------------------------------------------------------------------

   Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name byan authorized person. When shares are held jointly, only one holder need sign.

                               401(k) Savings Plan

          sign and date this voting instruction card in the box below.

                  _____________________________________________
                                      Date

                  _____________________________________________
                             Participant sign above

           x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE
                        READ THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------
     => FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL =>

                      INSTRUCTIONS FOR VOTING YOUR PROXY CARD

You have three alternative ways of voting:

 1.By Mail (traditional method); or

 2.By Telephone (using a Touch-Tone Phone); or

3.By Internet
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 22, 2002.

Vote by Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-358-4704.

Follow these four easy steps:
1.     Read the accompanying Proxy Statement and
       Proxy Instruction Card.
2.     Call the toll-free number
       1-866-358-4704.
3.     Enter your 9 digit Control Number
       located on your Proxy Card below.
4.     Follow the recorded instructions.

Your vote is important!
Call 1-866-358-4704 anytime!


 Vote by Internet
 ----------------
 It's fast, convenient, and your vote is immediately confirmed and posted.


 Follow these four easy steps:
 1.           Read the accompanying Proxy Statement and
              Proxy Card.
 2.           Go to the Website
              https://www.proxyvotenow.com/icb
 3.           Enter your 9 digit Control Number
              located on your Proxy Card below.
 4.           Follow the instructions.

 Your vote is important!
 Go to https://www.proxyvotenow.com/icb




       IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY
            TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

                                                                  FOR TELEPHONE/
                                                                INTERNET VOTING:
                                                                  CONTROL NUMBER

[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                       INDEPENDENCE COMMUNITY BANK CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of March 29, 2002, hereby authorizes Alan H. Fishman and Terence J. Mitchell, or any of their successors, as proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at the New York Marriott Brooklyn, 333 Adams Street, Brooklyn, New York, on Thursday, May 23, 2002, at 9:30 a.m.,Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth on the reverse hereof.

C    1.   Election of Directors:
O
M               Willard N. Archie, Donald H. Elliott,
M               Donald M. Karp, Janine Luke and
O               Malcolm MacKay
N
                              With-           For All
                 For          hold            Except
                [ _ ]         [ _ ]            [ _ ]

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     2.   Proposal to adopt the 2002 Stock Incentive Plan.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

     3. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                For         Against         Abstain
                [ _ ]         [ _ ]            [ _ ]

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other such business.
..

            PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. [ _ ]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BOARD'S NOMINEES, PROPOSAL 2 AND PROPOSAL 3.

This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 23, 2002 and at any adjournment thereof.
Shares of the Company's common stock will be votedas specified. If returned, but not otherwise specified, this proxy shall be voted "FOR" the election of the Board of Directors' nominees to the Board of Directors, "FOR" the adoption of the 2002 Stock Incentive Plan, "FOR" ratification of the Company's independent auditors, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.

                 _____________________________________________
                                      Date

                 _____________________________________________
                             Stockholder sign above

                 _____________________________________________
                         Co-holder (if any) sign above

--------------------------------------------------------------------------------
 => Detach above card, sign, date and mail in postage paid envelope provided. =>
                        INDEPENDENCE COMMUNITY BANK CORP.
                  195 Montague Street Brooklyn, New York 11201

--------------------------------------------------------------------------------
     The above signed hereby acknowledges receipt of Notice of the Annual Meeting and the accompanying Proxy Statement and other materials prior to signing this proxy.
     Please sign exactly as your name appears on the stock certificate(s). If signing as attorney, executor, administrator, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix its seal. A partnership should sign in the partnership name by an authorized person. When shares are held jointly, only one holder need sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________

_____________________________________________

_____________________________________________